Evergreen Equity Income Fund: Semiannual Report as of January 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
28	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

March 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the semiannual report for the Evergreen Equity Income Fund, which covers the six-month period ended January 31, 2003.

Market analysis

The U.S. equity markets faced another challenging period over the past six months. Market gains were followed by significant pullbacks, as slower-than-expected economic growth and drastically reduced earnings estimates combined with geopolitical uncertainties to thwart all hopes for sustained rallies. Unfortunately, this pattern was repeated more than once over the past six months, as long-term investors continued to struggle in this volatile environment.

After reaching five-year lows during July, the equity markets rallied. Third-quarter growth appeared to recover from relative weakness in the second quarter, and leadership in Washington arrived at a series of laws designed to punish corporate criminals. The Sarbanes-Oxley Act of 2002 provided investors with the security that corporate CEOs and CFOs would now be required to attest to the veracity of their financial statements on a quarterly basis. However, seemingly just as this effort to assuage corporate mistrust became law, investors were once again confronted with the uncertain global situation. Saber rattling with Iraq increased late in the summer, and the anniversary of the September 11 attacks brought on renewed worries of further terrorist attacks.

The improved economic environment resulted in a return to profitability for many corporations during the third quarter, yet most companies issued only mild outlooks for the year-end quarter, and earnings estimates were drastically reduced early in the fourth quarter. Indeed, after original fourth quarter

LETTER TO SHAREHOLDERS continued

2002 consensus projections of earnings growth in excess of 30%, forecasts were reduced to the 10% range. This combination resulted in a return to the July lows, virtually wiping out the previously impressive rally.

Upon achieving the “double-bottom,” the market had two choices. It could have dramatically fallen farther, or it could have attracted the buyers who previously found value at those levels. Fortunately, the market experienced the latter and another impressive rally began. Evidence of slower economic growth convinced many investors that the Federal Reserve Board would once again reduce rates. After withstanding this pressure in October, monetary policymakers surprised investors with a larger-than-expected 50-basis point reduction in interest rates at the November meeting. In addition, the strength of Republicans in the November mid-term elections also seemed to favor equity investors. However, the recent rally, built possibly on the anticipation of these events, quickly stalled as the old adage “buy on the rumor, sell on the news” returned once again to haunt long-term investors. After several rallies and subsequent pullbacks, stocks finished 2002 down for the third consecutive year, a phenomenon that had not occurred in more than six decades.

The pattern of fits and starts for equities continued into 2003. After rising almost 6% in the first two weeks of trading in January, the Dow Jones Industrial Average declined almost 10% in the final two weeks of the month. The 3% decline for the year’s opening month can be attributed to further worries about terror and war, as well as the possibility that political infighting regarding President Bush’s proposed fiscal package can be expected to last months.

Despite these challenges, we remain encouraged about the prospects for 2003 and beyond for equity investors. We believe the economy can generate growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. The outlook for inflation remains mild and unemployment will likely remain in the 6% range, therefore keeping the Fed on the sidelines for

LETTER TO SHAREHOLDERS continued

much, if not all, of 2003. In this environment, we project operating earnings growth of 8% for companies in the Standard & Poor’s 500 Index (S&P 500). As clarity emerges on the geopolitical front, and if favorable fiscal policy becomes law, then our forecasted year-end fair value range of 1000 to 1050 for the S&P 500 could prove conservative.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of January 31, 2003

“Although we are certainly aware of the global political issues that dominate the environment, we believe that low interest rates, low inflation, and the administration’s proposal for cutting taxes will help stimulate the economy. Therefore, we have positioned the portfolio to take advantage of the potential moderate economic recovery in 2003.”

MANAGEMENT TEAM

Sujatha R. Avutu, CFA
Value Equity Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 8/31/1978
	Class A	Class B	Class C	Class I
Class Inception Date	1/3/1995	1/3/1995	1/3/1995	8/31/1978

6-month return with sales charge	-8.13%	-7.68%	-4.78%	N/A

6-month return w/o sales charge	-2.51%	-2.86%	-2.85%	-2.38%

Average Annual Return*

1 year with sales charge	-18.58%	-18.47%	-15.92%	N/A

1 year w/o sales charge	-13.60%	-14.24%	-14.24%	-13.38%

5 year	-1.02%	-0.87%	-0.79%	0.41%

10 year	5.52%	5.51%	5.39%	6.34%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	1.21%	0.52%	0.51%	1.55%

6-month income dividends per share	$0.21	$0.14	$0.15	$0.23

* Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 12/31/2002.

The domestic equity Style Box placement is based on 10 growth and valuation measures for each of the fund’s holdings, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Equity Income Fund Class A shares,1 versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value), the Russell Midcap Value Index (Russell Midcap Value) and the Consumer Price Index (CPI).

The Russell 1000 Value and the Russell Midcap Value are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of January 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of -2.51% during the six-month period ended January 31, 2003, excluding any applicable sales charges. During the same period, the Russell 1000 Value Index returned -4.56%, the Russell Midcap Value Index returned -5.32%, and the median return of funds in the Lipper Equity Income Funds Classification was -5.88%. Lipper is an independent monitor of mutual fund performance.

What was the investment environment like during the period?

The investment environment was challenging, as uncertainty about the pace of the economic recovery and concerns about geopolitical issues dominated market sentiment. Against this backdrop, stocks were volatile--declining significantly, rising, and then selling off again. During the period, some of the themes that were prevalent in the market for more than two years disappeared. For example, we saw a narrowing in the gap between the performance of small cap stocks and larger cap issues and between growth and value stocks. This trend fit our stock-selection discipline, which focuses on analyzing the business prospects of individual companies rather than company size or investing style.

PORTFOLIO CHARACTERISTICS
(as of 1/31/2003)

Total Net Assets	$670,488,558

Number of Holdings	139

Beta*	0.68

R-squared*	0.80

P/E Ratio	16.5x

*As of 12/31/2002

What strategies did you use in managing the fund?

After completing a year of changes in the portfolio, we began the new fiscal year with better relative performance than many of our peers. We continued to pursue the fund’s goal of total return, seeking high-quality companies with long-term competitive advantages, strong management teams and improving financial performance. We sought to limit risk, placing great emphasis on security selection and diversification and carefully evaluating each company for its downside as well as its upside potential. While we made no large changes to the fund, we eliminated positions that had deteriorating fundamentals or valuations that had approached unsustainable levels. We sought undervalued companies across the capitalization spectrum.

TOP 5 SECTORS
(as a percentage of 1/31/2003 net assets)

Financials	27.2%

Health Care	10.5%

Information Technology	10.3%

Industrials	9.8%

Consumer Discretionary	8.7%

What specific changes did you make to the fund?

We took profits in the fund’s convertible securities because the valuation discrepancy between the underlying stocks and the convertibles had narrowed. We used the proceeds from the sale of convertibles to invest in other areas such as utilities, which offered attractive dividends and more reasonable valuations.

Some of the most notable changes were in the energy, information technology and

PORTFOLIO MANAGER INTERVIEW continued

telecommunication services sectors. We reduced the fund’s allocation to the energy area because we believe oil prices will decline when the uncertainty about military action in Iraq abates. At the same time, we found opportunities in hard-hit industries that have the potential to perform well once the geopolitical environment improves and economic growth takes center stage. For example, we raised the fund’s commitment to technology, favoring cash-rich companies such as Oracle, which aided results. We also allocated more assets to telecommunication services, an area that may benefit from a changing regulatory environment. Among our telecommunications holdings, Verizon Communications was the best performer.

In the healthcare sector, we purchased pharmaceutical stocks, such as Merck, which benefited performance. In the future, we believe pharmaceutical companies should be aided by new management at the Food and Drug Administration (FDA) and reduced competition from generic drug makers, as there will be fewer patent expirations in 2003.

We slightly increased the fund’s exposure to the financials sector, favoring large diversified institutions, such as Citigroup, Bank of America and Bank of New York. In general, the financial industry is in much better shape during the current economic slowdown than it was during the 1990 to 1991 recession. Loan loss reserves are at good levels, credit losses have stabilized and lower interest rates are benefiting the industry. One of the detractors from performance in the sector was Comerica, which reported higher-than-expected credit losses.

Other disappointments in the portfolio included GE, the Carolina Group, Circuit City and Northrop Grumman.

TOP 10 HOLDINGS
(as a percentage of 1/31/2003 net assets)

Oracle Corp.	3.0%

Bank of America Corp.	2.8%

Citigroup, Inc.	2.2%

Exxon Mobil Corp.	2.1%

Pharmacia Corp.	1.9%

Verizon Communications, Inc.	1.9%

Texas Instruments, Inc.	1.8%

Loews Corp. - Carolina Group	1.7%

FleetBoston Financial Corp.	1.4%

SPX Corp.	1.3%

What is your outlook for the next six months?

Although we are certainly aware of the global political issues that dominate the environment, we believe that low interest rates, low inflation, and the administration’s proposal for cutting taxes will help stimulate the economy. Therefore, we have positioned the portfolio to take advantage of the potential moderate economic recovery in 2003. In seeking investments for the portfolio, individual stock selection will be crucial to securing good returns.

We believe we have entered a period in which dividend-producing stocks and the equity-income investment style has gained favor with an increased number of market participants. Should Congress approve the administration’s proposal for eliminating taxes on dividends paid to shareholders, we expect equity-income investing to become even more attractive. Passage of such legislation would be positive for the fund, as it may prompt more companies to distribute dividends.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2003	Year Ended July 31,
	(unaudited)	2002	2001[1]	2000	1999	1998
CLASS A
Net asset value, beginning of period	$17.81	$22.14	$20.86	$22.57	$23.19	$23.94
Income from investment operations
Net investment income	0.23	0.51	0.81	0.98	0.94	1.05
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-0.68	-4.22	1.26	-0.82	1.50	0.81
Total from investment operations	-0.45	-3.71	2.07	0.16	2.44	1.86

Distributions to shareholders from
Net investment income	-0.21	-0.56	-0.78	-1.01	-0.93	-1.02
Net realized gains	0	-0.06	-0.01	-0.86	-2.13	-1.59
Total distributions to shareholders	-0.21	-0.62	-0.79	-1.87	-3.06	-2.61

Net asset value, end of period	$17.15	$17.81	$22.14	$20.86	$22.57	$23.19
Total return[2]	-2.51%	-16.97%	10.14%	0.74%	12.14%	7.93%
Ratios and supplemental data
Net assets, end of period (thousands)	$63,438	$62,543	$76,780	$62,692	$35,714	$15,005
Ratios to average net assets
Expenses[3]	1.35%[4]	1.33%	1.34%	1.49%	1.46%	1.50%
Net investment income	2.52%[4]	2.55%	3.66%	4.13%	4.39%	4.20%
Portfolio turnover rate	58%	106%	60%	115%	124%	133%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2003	Year Ended July 31,
	(unaudited)	2002	2001[1]	2000	1999	1998
CLASS B
Net asset value, beginning of period	$17.66	$21.95	$20.68	$22.38	$23.04	$23.81
Income from investment operations
Net investment income	0.14	0.36	0.64	0.73	0.76	0.86
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-0.65	-4.18	1.25	-0.73	1.51	0.81
Total from investment operations	-0.51	-3.82	1.89	0	2.27	1.67

Distributions to shareholders from
Net investment income	-0.14	-0.41	-0.61	-0.84	-0.80	-0.85
Net realized gains	0	-0.06	-0.01	-0.86	-2.13	-1.59
Total distributions to shareholders	-0.14	-0.47	-0.62	-1.70	-2.93	-2.44

Net asset value, end of period	$17.01	$17.66	$21.95	$20.68	$22.38	$23.04
Total return[2]	-2.86%	-17.60%	9.31%	0.00%	11.34%	7.13%
Ratios and supplemental data
Net assets, end of period (thousands)	$93,457	$114,726	$161,726	$177,968	$185,177	$54,544
Ratios to average net assets
Expenses[3]	2.10%[4]	2.08%	2.10%	2.24%	2.21%	2.25%
Net investment income	1.79%[4]	1.84%	2.93%	3.28%	3.61%	3.46%
Portfolio turnover rate	58%	106%	60%	115%	124%	133%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2003	Year Ended July 31,
	(unaudited)	2002	2001[1]	2000	1999[1]	1998
CLASS C
Net asset value, beginning of period	$17.65	$21.95	$20.68	$22.38	$23.04	$23.81
Income from investment operations
Net investment income	0.15	0.37	0.62	0.88	0.76	0.87
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-0.65	-4.20	1.27	-0.88	1.51	0.80
Total from investment operations	-0.50	-3.83	1.89	0	2.27	1.67

Distributions to shareholders from
Net investment income	-0.15	-0.41	-0.61	-0.84	-0.80	-0.85
Net realized gains	0	-0.06	-0.01	-0.86	-2.13	-1.59
Total distributions to shareholders	-0.15	-0.47	-0.62	-1.70	-2.93	-2.44

Net asset value, end of period	$17.00	$17.65	$21.95	$20.68	$22.38	$23.04
Total return[2]	-2.85%	-17.65%	9.31%	0.00%	11.34%	7.13%
Ratios and supplemental data
Net assets, end of period (thousands)	$17,289	$17,681	$16,871	$9,112	$2,502	$1,259
Ratios to average net assets
Expenses[3]	2.10%[4]	2.08%	2.09%	2.25%	2.21%	2.25%
Net investment income	1.77%[4]	1.75%	2.87%	3.43%	3.60%	3.48%
Portfolio turnover rate	58%	106%	60%	115%	124%	133%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2003	Year Ended July 31,
	(unaudited)	2002	2001[1]	2000	1999[1]	1998
CLASS I2
Net asset value, beginning of period	$17.81	$22.15	$20.87	$22.58	$23.22	$23.98
Income from investment operations
Net investment income	0.25	0.58	0.87	0.94	0.99	1.02
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-0.68	-4.24	1.26	-0.72	1.52	0.89
Total from investment operations	-0.43	-3.66	2.13	0.22	2.51	1.91

Distributions to shareholders from
Net investment income	-0.23	-0.62	-0.84	-1.07	-1.02	-1.08
Net realized gains	0	-0.06	-0.01	-0.86	-2.13	-1.59
Total distributions to shareholders	-0.23	-0.68	-0.85	-1.93	-3.15	-2.67

Net asset value, end of period	$17.15	$17.81	$22.15	$20.87	$22.58	$23.22
Total return	-2.38%	-16.80%	10.43%	1.00%	12.46%	8.16%
Ratios and supplemental data
Net assets, end of period (millions)	$496	$534	$718	$733	$847	$880
Ratios to average net assets
Expenses[3]	1.10%[4]	1.08%	1.09%	1.23%	1.21%	1.25%
Net investment income	2.78%[4]	2.84%	3.93%	4.29%	4.61%	4.46%
Portfolio turnover rate	58%	106%	60%	115%	124%	133%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS 83.6%
CONSUMER DISCRETIONARY 7.8%
Auto Components 0.4%
American Axle & Manufacturing Holdings, Inc. *	118,500	$ 2,982,645
Automobiles 0.4%
General Motors Corp., Class H *	274,500	2,799,900
Hotels, Restaurants & Leisure 0.5%
Darden Restaurants, Inc.	145,200	3,150,840
Household Durables 0.4%
Stanley Works	103,300	2,749,846
Media 1.8%
AOL Time Warner, Inc. *	231,100	2,694,626
McGraw-Hill Companies, Inc.	35,500	2,102,310
Viacom, Inc., Class B *	107,900	4,159,545
Walt Disney Co.	169,300	2,962,750
11,919,231
Multi-line Retail 1.2%
Target Corp.	200,000	5,642,000
Wal-Mart Stores, Inc.	53,300	2,547,740
8,189,740
Specialty Retail 3.1%
Circuit City Stores, Inc.	906,800	5,431,732
Home Depot, Inc.	87,200	1,822,480
Lowe’s Companies, Inc.	123,500	4,221,230
Michaels Stores, Inc. * (p)	122,900	4,147,875
Nordstrom, Inc.	145,400	2,623,016
Staples, Inc. *	128,000	2,197,760
20,444,093
CONSUMER STAPLES 6.8%
Beverages 1.3%
Anheuser-Busch Companies, Inc.	112,200	5,326,134
Coca-Cola Co.	78,300	3,168,018
8,494,152
Food Products 3.4%
Altria Group, Inc.	145,800	5,521,446
ConAgra, Inc.	186,100	4,565,033
Del Monte Foods Co. *	62,524	523,326
H.J. Heinz Co.	140,000	4,523,400
Kraft Foods, Inc., Class A	162,143	5,164,254
McCormick & Co., Inc.	128,000	2,867,200
23,164,659
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Household Products 0.4%
Kimberly-Clark Corp.	56,600	$ 2,621,712
Tobacco 1.7%
Loews Corp. Carolina Group	550,000	11,225,500
ENERGY 5.3%
Energy Equipment & Services 0.5%
Schlumberger, Ltd.	85,100	3,208,270
Oil & Gas 4.8%
BP Plc, ADR	178,900	6,978,889
ChevronTexaco Corp.	51,639	3,325,552
ConocoPhillips	166,000	7,999,540
Exxon Mobil Corp.	407,900	13,929,785
32,233,766
FINANCIALS 21.2%
Banks 7.7%
Bank of America Corp.	272,200	19,067,610
Bank of New York Co., Inc.	264,500	6,691,850
Fifth Third Bancorp	71,300	3,803,855
FleetBoston Financial Corp.	351,800	9,185,498
KeyCorp	180,000	4,329,000
Mellon Financial Corp.	97,100	2,220,677
Wells Fargo & Co.	136,300	6,456,531
51,755,021
Diversified Financials 8.1%
American Capital Strategies, Ltd. (p)	150,000	3,486,000
American Express Co.	106,700	3,791,051
Charles Schwab Corp.	185,300	1,708,466
Citigroup, Inc.	431,000	14,817,780
Fannie Mae	42,300	2,736,810
Freddie Mac	137,900	7,719,642
Goldman Sachs Group, Inc.	81,600	5,556,960
J.P. Morgan Chase & Co.	252,000	5,881,680
Lehman Brothers Holdings, Inc.	55,200	3,010,056
Merrill Lynch & Co., Inc.	98,200	3,438,964
State Street Corp.	9,400	1,917,600
54,065,009
Insurance 3.3%
Ace, Ltd.	103,300	3,042,185
Allstate Corp.	96,100	3,381,759
AMBAC Financial Group, Inc.	26,100	1,398,177
American International Group, Inc.	102,700	5,558,124
Loews Corp.	54,000	2,377,080
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance continued
Marsh & McLennan Co.	67,600	$ 2,881,788
XL Capital, Ltd., Class A	50,200	3,768,012
22,407,125
Real Estate 2.1%
AMB Property Corp. REIT	111,000	3,069,150
Arden Realty Group, Inc. REIT	147,000	3,095,820
First Industrial Realty Trust, Inc. REIT	164,000	4,452,600
General Growth Properties, Inc. REIT (p)	70,300	3,479,850
14,097,420
HEALTH CARE 9.1%
Biotechnology 0.3%
Amgen, Inc. *	37,300	1,900,808
Health Care Equipment & Supplies 0.6%
Baxter International, Inc.	75,100	3,766,265
Health Care Providers & Services 1.4%
AmerisourceBergen Corp.	60,600	3,526,920
Laboratory Corp. *	93,300	2,495,775
Wellpoint Health Networks, Inc., Class A *	51,400	3,735,752
9,758,447
Pharmaceuticals 6.8%
Abbott Laboratories, Inc.	163,000	6,213,560
Bristol-Myers Squibb Co.	159,500	3,762,605
Eli Lilly & Co.	47,500	2,861,400
Johnson & Johnson Co.	130,600	7,001,466
Merck & Co., Inc.	110,500	6,120,595
Pharmacia Corp.	303,250	12,666,752
Wyeth	187,400	7,314,222
45,940,600
INDUSTRIALS 8.5%
Aerospace & Defense 1.8%
Honeywell International, Inc.	144,400	3,529,136
Northrop Grumman Corp.	58,200	5,320,062
United Technologies Corp.	45,200	2,873,816
11,723,014
Commercial Services & Supplies 0.5%
Viad Corp.	163,800	3,521,700
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Industrial Conglomerates 2.4%
3M Co.	36,300	$ 4,521,165
General Electric Co.	345,800	8,001,812
Tyco International, Ltd.	223,400	3,576,634
16,099,611
Machinery 3.8%
AGCO Corp. *	107,300	1,920,670
Caterpillar, Inc.	78,700	3,461,226
Deere & Co.	38,300	1,616,260
Ingersoll-Rand Co., Class A	53,000	2,080,780
Paccar, Inc.	98,500	4,267,020
SPX Corp. * (p)	237,200	8,800,120
Terex Corp. * (p)	300,200	3,389,258
25,535,334
INFORMATION TECHNOLOGY 9.4%
Communications Equipment 1.4%
Cisco Systems, Inc. *	313,400	4,190,158
Corning, Inc. * (p)	800,600	3,266,448
Lucent Technologies, Inc. *	484,800	901,728
Nortel Networks Corp. * (p)	431,500	1,022,655
9,380,989
Computers & Peripherals 0.9%
International Business Machines Corp.	81,000	6,336,630
Semiconductor Equipment & Products 3.0%
Altera Corp. *	732,900	8,047,242
Texas Instruments, Inc.	776,900	12,352,710
20,399,952
Software 4.1%
Microsoft Corp. *	96,300	4,570,398
Oracle Corp. *	1,692,700	20,363,181
Veritas Software Corp. *	120,000	2,190,240
27,123,819
MATERIALS 6.0%
Chemicals 2.7%
Lyondell Chemical Co.	561,800	7,196,658
PPG Industries, Inc.	135,100	6,596,933
Rohm & Haas Co.	138,000	4,257,300
18,050,891
Containers & Packaging 0.9%
Pactiv Corp. *	282,800	5,771,948
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Metals & Mining 1.6%
Alcoa, Inc.	113,000	$ 2,234,010
Arch Coal, Inc.	192,900	3,329,454
Barrick Gold Corp.	304,000	5,000,800
10,564,264
Paper & Forest Products 0.8%
International Paper Co.	67,100	2,395,470
Weyerhaeuser Co.	67,500	3,243,375
5,638,845
TELECOMMUNICATION SERVICES 5.1%
Diversified Telecommunication Services 5.1%
ALLTEL Corp. (p)	264,000	12,527,150
Qwest Communications International, Inc. *	536,100	2,423,172
SBC Communications, Inc.	269,800	6,593,912
Verizon Communications, Inc.	327,500	12,536,700
34,080,934
UTILITIES 4.4%
Electric Utilities 2.9%
Centerpoint Energy, Inc.	649,600	4,527,712
Cinergy Corp. (p)	119,600	3,791,320
Dominion Resources, Inc.	125,600	6,806,264
Public Service Enterprise Group, Inc.	100,000	3,528,000
Texas Genco Holdings, Inc. (p)	32,480	489,149
19,142,445
Multi-Utilities 1.5%
Energy East Corp.	160,000	3,155,200
Oneok, Inc.	342,500	7,127,854
10,283,054
Total Common Stocks		560,528,479
CONVERTIBLE PREFERRED STOCKS 14.1%
ENERGY 1.9%
Energy Equipment & Services 1.9%
DTE Energy Co., 8.75%, 08/16/2005	190,900	4,913,766
Weatherford International, Inc., 5.00%, 11/01/2027	160,000	8,140,000
13,053,766
FINANCIALS 6.0%
Banks 0.4%
New York Community Capital Trust V (exchangeable for New York
Community Bancorp, Inc. Common Stock), 6.00%, 11/01/2051	56,100	2,903,736
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

CONVERTIBLE PREFERRED STOCKS continued
FINANCIALS continued
Diversified Financials 1.7%
Capital One Financial Corp., 6.25%, 05/17/2005 (p)	254,600	$ 7,625,270
Gabelli Asset Management, Inc., 6.95%, 02/17/2005 PRIDES	182,000	3,785,600
11,410,870
Insurance 3.9%
Chubb Corp., 7.00%, 11/16/2005	150,000	3,712,500
Prudential Financial, Inc., 6.75%, 11/15/2004	139,109	7,644,040
St. Paul Companies, Inc., 9.00%, 08/16/2005	103,500	6,551,550
Travelers Property Casualty Corp., 4.50%, 04/15/2032	335,100	8,116,122
26,024,212
HEALTH CARE 1.1%
Health Care Providers & Services 1.1%
Anthem, Inc., 6.00%, 11/15/2004	96,400	7,507,150
INDUSTRIALS 1.0%
Aerospace & Defense 1.0%
Raytheon Co., 8.25%, 05/15/2006 (p)	120,000	6,504,000
INFORMATION TECHNOLOGY 0.4%
Communications Equipment 0.4%
Lucent Technologies, Inc., 8.00%, 08/01/2031	2,800	2,352,000
MATERIALS 1.7%
Metals & Mining 1.0%
Phelps Dodge Corp., 6.75%, 08/15/2005	73,000	6,635,700
Paper & Forest Products 0.7%
International Paper Capital Trust (exchangeable for International Paper Co.
Common Stock), 5.25%, 07/20/2025	95,000	4,607,500
UTILITIES 2.0%
Electric Utilities 2.0%
FPL Group, Inc., 8.00%, 02/16/2006	104,700	5,516,643
Keyspan Corp., 8.75%, 05/16/2005 (p)	86,500	4,370,845
Public Service Enterprise Group, 10.25%, 11/16/2005	69,500	3,742,575
13,630,063
Total Convertible Preferred Stocks		94,628,997

	Principal
	Amount	Value

CONVERTIBLE DEBENTURES 2.0%
CONSUMER DISCRETIONARY 0.9%
Media 0.9%
Lamar Advertising Co., 5.25%, 09/15/2006	$ 5,500,000	5,768,125
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Principal Amount	Value

CONVERTIBLE DEBENTURES continued
HEALTH CARE 0.3%
Biotechnology 0.3%
Gilead Sciences, Inc., 2.00%, 12/15/2007 144A	$ 2,000,000	$ 2,097,500
INDUSTRIALS 0.3%
Industrial Conglomerates 0.3%
Tyco International Group SA, 2.75%, 01/15/2018 144A	2,259,000	2,270,295
INFORMATION TECHNOLOGY 0.5%
Software 0.5%
Computer Associates International, Inc., 1.625%, 12/15/2009 144A	3,005,000	3,031,294
Total Convertible Debentures		13,167,214

	Shares	Value

SHORT-TERM INVESTMENTS 5.1%
MUTUAL FUND SHARES 5.1%
Evergreen Institutional U.S. Government Money Market Fund (o)	2,700,091	2,700,091
Navigator Prime Portfolio (pp)	31,835,609	31,835,609
Total Short-Term Investments		34,535,700
Total Investments (cost $748,998,149) 104.8%		702,860,390
Other Assets and Liabilities (4.8%)		(32,371,832)
Net Assets 100.0%		$ 670,488,558

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received for securities on loan.

Summary of Abbreviations
ADR	American Depository Receipt
PRIDES	Preferred Redeemable Increased Dividend Equity Securities
REIT	Real Estate Investment Trust
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003 (unaudited)

Assets
Identified cost of securities	$ 748,998,149
Net unrealized losses on securities	(46,137,759)

Market value of securities	702,860,390
Receivable for securities sold	2,318,909
Receivable for Fund shares sold	65,781
Dividends and interest receivable	1,465,470
Prepaid expenses and other assets	51,701

Total assets	706,762,251

Liabilities
Payable for securities purchased	3,668,130
Payable for Fund shares redeemed	530,363
Payable for securities on loan	31,835,609
Advisory fee payable	39,113
Distribution Plan expenses payable	10,283
Due to other related parties	5,441
Accrued expenses and other liabilities	184,754

Total liabilities	36,273,693

Net assets	$ 670,488,558

Net assets represented by
Paid-in capital	$ 772,904,175
Undistributed net investment income	1,632,735
Accumulated net realized losses on securities and foreign currency related transactions	(57,910,593)
Net unrealized losses on securities	(46,137,759)

Total net assets	$ 670,488,558

Net assets consists of
Class A	$ 63,437,975
Class B	93,456,632
Class C	17,289,351
Class I	496,304,600

Total net assets	$ 670,488,558

Shares outstanding
Class A	3,698,336
Class B	5,494,592
Class C	1,017,012
Class I	28,936,399

Net asset value per share
Class A	$ 17.15
Class A -- Offering price (based on sales charge of 5.75%)	$ 18.20
Class B	$ 17.01
Class C	$ 17.00
Class C -- Offering price (based on sales charge of 1.00%)	$ 17.17
Class I	$ 17.15

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2003 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $12,172)	$ 13,336,301
Interest	497,162

Total investment income	13,833,463

Expenses
Advisory fee	2,560,188
Distribution Plan expenses
Class A	81,424
Class B	527,350
Class C	90,221
Administrative services fees	356,641
Transfer agent fee	845,661
Trustees’ fees and expenses	7,513
Printing and postage expenses	47,266
Custodian fee	85,461
Registration and filing fees	10,099
Professional fees	11,748
Other	723

Total expenses	4,624,295
Less: Expense reductions	(2,288)

Net expenses	4,622,007

Net investment income	9,211,456

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(16,879,321)
Net change in unrealized gains or losses on securities	(10,107,407)

Net realized and unrealized gains or losses on securities	(26,986,728)

Net decrease in net assets resulting from operations	$ (17,775,272)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	January 31, 2003		Year Ended
	(unaudited)		July 31, 2002

Operations
Net investment income		$ 9,211,456		$ 22,664,654
Net realized losses on securities and
foreign currency related transactions		(16,879,321)		(37,308,032)
Net change in unrealized gains or losses
on securities and foreign currency
related transactions		(10,107,407)		(143,251,383)

Net decrease in net assets
resulting from operations		(17,775,272)		(157,894,761)

Distributions to shareholders from
Net investment income
Class A		(765,162)		(1,979,933)
Class B		(855,969)		(2,923,998)
Class C		(149,768)		(365,796)
Class I		(6,849,508)		(19,394,315)
Net realized gains
Class A		0		(202,758)
Class B		0		(432,396)
Class C		0		(52,178)
Class I		0		(1,888,708)

Total distributions to shareholders		(8,620,407)		(27,240,082)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	498,324	8,786,267	743,314	15,044,862
Class B	357,859	6,199,994	1,099,931	21,989,839
Class C	172,828	3,029,434	430,549	8,612,878
Class I	254,388	4,445,710	551,296	11,031,799

		22,461,405		56,679,378

Automatic conversion of Class B shares
to Class A shares
Class A	437,421	7,735,589	363,645	7,501,494
Class B	(441,287)	(7,735,589)	(366,792)	(7,501,494)

		0		0

Net asset value of shares issued in
reinvestment of distributions
Class A	39,473	672,357	99,311	1,950,653
Class B	46,568	786,309	158,036	3,072,392
Class C	7,985	134,882	19,524	380,486
Class I	360,069	6,129,923	964,937	18,947,272

		7,723,471		24,350,803

Payment for shares redeemed
Class A	(789,219)	(13,745,605)	(1,161,719)	(23,119,738)
Class B	(966,570)	(16,640,762)	(1,760,059)	(34,186,162)
Class C	(165,626)	(2,834,631)	(216,960)	(4,203,332)
Class I	(1,689,222)	(29,400,777)	(3,913,853)	(78,244,978)

		(62,621,775)		(139,754,210)

Net decrease in net assets resulting
from capital share transactions		(32,436,899)		(58,724,029)

Total decrease in net assets		(58,832,578)		(243,858,872)
Net assets
Beginning of period		729,321,136		973,180,008

End of period		$ 670,488,558		$ 729,321,136

Undistributed net investment income		$ 1,632,735		$ 1,041,686

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Equity Income Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B shares are sold without a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A shares. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations result-

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

ing from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

d. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.725% and declining to 0.675% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fees in order to limit operating expenses. For any fee waivers made after January 1, 2003, EIMC may recoup any amounts waived up to a period of three years following the end of the fiscal year in which the fee waivers were made.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended January 31, 2003, the transfer agent fees were equivalent to an annual rate of 0.24% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended January 31, 2003, the Fund paid brokerage commissions of $501,390 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $399,829,623 and $420,339,888, respectively, for the six months ended January 31, 2003.

The Fund loaned securities during the six months ended January 31, 2003 to certain brokers. At January 31, 2003, the value of securities on loan and the value of collateral (including accrued interest) amounted to $30,765,278 and $31,835,609, respectively. During the six months ended January 31, 2003, the Fund earned $42,861 in income from securities lending.

On January 31, 2003, the aggregate cost of securities for federal income tax purposes was $748,998,149. The gross unrealized appreciation and depreciation on securities based on tax cost was $20,245,968 and $66,383,727, respectively, with a net unrealized depreciation of $46,137,759.

As of July 31, 2002, the Fund had $20,253,706 in capital loss carryovers for federal income tax purposes expiring in 2010.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2002, the Fund incurred and elected to defer post-October losses of $20,735,401.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds. During the six months ended January 31, 2003, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $2,288, which represents 0.00% of its average daily net assets.

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended January 31, 2003, the Fund had no borrowings under this agreement.

10. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $232 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of January 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

565219   3/2003

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034